                                                                 EXHIBIT 10.3

                       TRANSPORTADORA DE GAS DEL SUR S.A.


                                      AND


                        CITICORP TRUSTEE COMPANY LIMITED





       _________________________________________________________________

                        FURTHER SUPPLEMENTAL TRUST DEED

                                  RELATING TO

                                U.S.$350,000,000

                        EURO MEDIUM-TERM NOTE PROGRAMME
          ____________________________________________________________





                                October 23, 1996





                                Clifford Chance
                                    New York
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THIS FURTHER SUPPLEMENTAL TRUST DEED is made on October 23, 1996

BETWEEN

(1)      TRANSPORTADORA DE GAS DEL SUR S.A. (the "ISSUER"); and

(2)      CITICORP TRUSTEE COMPANY LIMITED (the "TRUSTEE").

WHEREAS

(A) The parties to this Deed have entered into a trust deed dated December 14, 1993 and a Supplemental Trust Deed dated July 25, 1995 (together the "TRUST DEED") relating to the issuance of Euro Medium-Term Notes.

(B)      This Deed is supplemental to and amends the Trust Deed.


IT IS AGREED as follows:

1.       INTERPRETATION

In this Deed, unless otherwise specified herein, terms and expressions defined in the Trust Deed have the same meaning.

2.       AMENDMENTS

The Trust Deed is amended as follows:

(a) by inserting the words "and Resolution No. 11,484 dated October 17, 1996 of the CNV" in the definition of "Notes" after the letters "CNV" in the parenthetical phrase in the fifth and sixth lines;

(b) in Clause 2.1, by replacing the amount "U.S.$350,000,000" with the amount "U.S.$500,000,000" in the penultimate paragraph; and

(c) by replacing in its entirety, in relation to Notes issued on or after the date hereof, the Seventh Schedule to the Trust Deed with the Seventh Schedule set out in the Schedule to this Deed.

3.       LAW AND JURISDICTION

3.01 GOVERNING LAW: This Deed is governed by, and shall be construed in accordance with, English law.
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3.02     JURISDICTION:  Clauses 17.2, 17.3 and 17.4 of the Trust Deed apply to this Deed, mutatis mutandis, as if set out in full herein.

4.       COUNTERPARTS

This Agreement may be signed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute a single agreement.

IN WITNESS WHEREOF this Further Supplemental Trust Deed has been executed as a deed by the Issuer and the Trustee and is intended to be and is hereby delivered on the date first above written.

                              THE SEVENTH SCHEDULE

                       TERMS AND CONDITIONS OF THE NOTES

The following is the English text of the terms and conditions, which, subject to completion and amendment and as supplemented or varied in accordance with the provisions of the relevant Pricing Supplement, will be endorsed on the Notes in definitive form (if any) issued in exchange for the Temporary Global Note(s), Permanent Global Note(s) and Registered Global Note(s) representing each Series, and attached to any such Note(s) in global form, details of the relevant Series being shown on the face of the relevant Notes and in the relevant Pricing Supplement:

The establishment of the programme was authorized by a resolution of the shareholders of the Issuer passed on August 27, 1993, as amended by a resolution of such shareholders passed on March 6, 1996 and by resolutions of the board of directors of the Issuer passed on August 27, 1993, November 4, 1993, November 10, 1993, November 30, 1993 and amended by resolutions of the Board of Directors, passed on July 4, 1995 and September 12, 1996. The Notes are constituted under a trust deed (as amended, supplemented or replaced from time to time, the "Trust Deed") dated December 14, 1993, between the Issuer and Citicorp Trustee Company Limited (the "Trustee", which expression shall include all persons for the time being the trustee or trustees under the Trust Deed) as trustee for the holders of the Notes (the "Noteholders"). These Conditions include summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Notes and the coupons relating to them (the "Coupon"). Copies of the Trust Deed, and of the agency agreement (as amended, supplemented or replaced from time to time, the "Agency Agreement") dated December 14, 1993, relating to the Notes, between the Issuer, the Trustee, the paying agents named in it, Citibank N.A. acting through its Buenos Aires office in its capacity as paying agent and registrar (the "Paying Agent in Buenos Aires" and "Registrar", which expression shall include any successor to Citibank, N.A. in its capacity as such) and the transfer agents named in it, are available for inspection during usual business hours at the principal office of the Trustee (presently at 336 Strand, London WC2R 1HB) and of the Trustee's representative in Argentina and at the specified offices of the paying agents (the "Paying Agents", which expression shall include the Principal Paying Agent (as defined in the Agency Agreement and designated in the relevant Pricing Supplement)), the Registrar and the transfer agents, including Citibank N.A. acting through its specified office in New York City as transfer agent (the "New York Transfer Agent") for the time being (the "Transfer Agents"). The Trustee has appointed Citibank N.A. presently at Bartolome Mitre 502, 1036-Buenos Aires as its agent in Buenos Aires to receive notices on its behalf in Argentina from Noteholders and to act on the Trustee's behalf as necessary The Noteholders and the holders of the Coupons (whether or not attached to the relevant Notes) (the "Couponholders") are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and are deemed to have notice of those provisions applicable to them of the Agency Agreement.

The Notes are issued in series (each a "Series" made up of one or more tranches (each a "Tranche")), and each Series will be the subject of a pricing supplement specifying the relevant issue details in relation to each Series and supplementing or varying the terms hereof (each a "Pricing Supplement") a copy of which will be available at the specified office of each of the Trustee and the Issue Agent or, as the case may be, the New York Transfer Agent, and a copy of which will, in the case of a Series in relation to which application has been made for admission to the Official List of the Luxembourg Stock Exchange (the

"Luxembourg Stock Exchange"), be lodged with the Luxembourg Stock Exchange and will be available without charge at the specified office of the Paying Agent in Luxembourg.

For the purposes of these Conditions, references to "Notes" shall, as the context may require, be deemed to be to the Temporary Global Notes, Permanent Global Notes, Definitive Bearer Notes, Registered Global Notes or, as the case may be, Definitive Registered Notes. References to "Noteholders" shall include Couponholders, as the context may require.

1.       FORM AND DENOMINATION

(a) FORM: The Notes are issued in bearer form or in registered form, as specified in the relevant Pricing Supplement which is to be construed as included herein, and issued in respect of each issue of Notes specifying the relevant issue details in relation to each issue of Notes and supplementing or varying the terms thereof.

(b)      EXCHANGE OF NOTES IN GLOBAL FORM:

         (i) Notes issued in bearer form ("Bearer Notes") will be represented upon issue by a temporary global note (a "Temporary Global Note") in substantially the form (subject to amendment and completion) scheduled to the Trust Deed. On or after the date (the "Exchange Date") which is 40 days after the completion of the distribution of the Notes of the relevant Tranche and provided certification as to the beneficial ownership thereof as required by U.S. Treasury regulations (substantially in the form set out in the Temporary Global Note) has been received, interests in the Temporary Global Note may be exchanged for:

                 (aa) interests in a permanent global note in bearer form (a "Permanent Global Note") representing the Notes of that Series and in substantially the form (subject to amendment/and completion) scheduled to the Trust Deed; or

                 (bb) if so specified in the relevant Pricing Supplement, definitive Notes in bearer form ("Definitive Bearer Notes") in substantially the forms (subject to amendment and completion) scheduled to the Trust Deed; or

                 (cc) if so specified in the relevant Pricing Supplement, Notes in registered form ("Registered Notes") in the form either of definitive Notes in registered form ("Definitive Registered Notes") or of interests in a registered global note (a "Registered Global Note"), in each case in substantially the forms (subject to amendment and completion) scheduled to the Trust Deed, which interests or Notes, as the case may be, may be obtained at any time, subject to the provisions of the relevant Temporary Global Note.

        (ii) Interests in a Permanent Global Note will, unless the contrary is specified in the relevant Pricing Supplement, be exchangeable in whole or in part, at the option of the Holders of interests in such Permanent Global Note, for other Notes, including Definitive Bearer Notes or interests in a Registered Global Note.

       (iii) Notes issued in either only registered form or in both registered and bearer form will be represented on issue by Notes in the following form:

                 (aa) Notes initially sold in an offshore transaction in reliance on Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act") may be represented by an unrestricted Registered Global Note ("an Unrestricted Registered Global Note") or a restricted Registered Global Note (a "Restricted Registered Global Note") which would be deposited with the New York Transfer Agent as custodian for The Depository Trust Company ("DTC") and registered in the name of a nominee of DTC or a Temporary Global Note.

                 (bb) Notes initially sold within the United States in reliance on Rule 144A under the Securities Act may be represented by a Restricted Registered Global Note which would be deposited with the New York Transfer Agent as custodian for DTC and registered in the name of a nominee of DTC.

                          An interest in a Registered Global Note may be exchanged for a Definitive Registered Note and, if so specified in the relevant Pricing Supplement, an interest in another Registered Global Note. A Definitive Registered Note may be exchanged for an interest in a Registered Global Note or for another Definitive Registered Note under certain circumstances described in the Trust Deed.

(c) SURRENDER OF GLOBAL NOTES IN EXCHANGE FOR DEFINITIVE NOTES: In order to exchange interests in a global Note for definitive Notes, a Holder must, not less than 45 days before the date on which delivery of definitive Notes is required, surrender or, as the case may be, present the relevant Temporary Global Note or Permanent Global Note at the specified office of the Principal Paying Agent or, as the case may be, present the relevant Registered Global Note at the specified office of the New York Transfer Agent, together, in each case, with a request in writing specifying the principal amount of such Temporary Global Note or Permanent Global Note or, as the case may be, Registered Global Note, to be exchanged. Any such definitive Notes shall be issued within 45 days of the delivery of such notice to such office.

(d)      SURRENDER OF DEFINITIVE NOTES IN EXCHANGE FOR OTHER DEFINITIVE NOTES:
Definitive Bearer Notes will, unless the contrary is specified in the relevant Pricing Supplement, be exchangeable for Definitive Registered Notes. In order to exercise such option, the Holder must, not less than 45 days before the date on which delivery of the Definitive Registered Note is required, surrender the Definitive Bearer Note at the specified office of any Paying Agent located outside the United States and its possessions, together with a request in writing specifying the name in which the Definitive Registered Note is to be issued. Definitive Registered Notes will, unless the contrary is specified in the relevant Pricing Supplement, be exchangeable in whole or in part for another Definitive Registered Note. In order to exercise such option, the Holder must, not less than 45 days before the date on which delivery of the Definitive Registered Note is required, surrender the Definitive Registered Note at the specified office of a Transfer Agent, together with a request in writing specifying the name in which the new Definitive Registered Note is to be issued.
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(e)      COUPONS:  Interest-bearing Definitive Bearer Notes will have attached thereto at the time of their initial delivery Coupons, presentation of which will be a prerequisite to the payment of interest in certain circumstances specified below.

(f) EXCHANGE OF REGISTERED NOTES: Registered Notes will not be exchangeable for Bearer Notes.

(g) DENOMINATION OF BEARER NOTES: Bearer Notes will be issued in denominations of U.S.$10,000 and U.S.$100,000 or such other denominations specified in the relevant Pricing Supplement. Bearer Notes of one denomination will not be exchangeable after their initial delivery for Bearer Notes of any other denomination.

(h) DENOMINATION OF REGISTERED NOTES: Registered Notes will be in the denomination of U.S.$250,000 or higher multiples of U.S.$10,000 or, otherwise as specified in the relevant Pricing Supplement.

(i) CURRENCY OF NOTES: Notes may be denominated in United States dollars or any other currency except the European Currency Unit ("Ecu") subject to compliance with all applicable Argentine and other legal or regulatory requirements.

(j) THE DEPOSITORY TRUST COMPANY: Registered Notes denominated in United States dollars will, if so specified in the relevant Pricing Supplement, be the subject of an application by the Issuer to The Depository Trust Company ("DTC") for the acceptance of such Registered Notes into DTC's book-entry settlement system. If such application is accepted, one or more Registered Global Notes (each a "DTC Note") in denominations equivalent in aggregate to the aggregate principal amount of relevant Registered Notes which are to be held in such system will be issued to DTC and registered in the name of Cede & Co., or such other person as may be nominated by DTC for the purpose, as nominee for DTC. Thereafter, such registered nominee will be the holder of record and entitled to rights in respect of each DTC Note. Accordingly, each person having a beneficial interest in a DTC Note must rely on the procedures of the institutions having accounts with DTC to exercise any rights of such person.
So long as Registered Notes are traded through DTC's book-entry settlement system, ownership of beneficial interest in the relevant DTC Note will (unless otherwise required by applicable law) be shown on, and transfers of such beneficial interest may be effected only through, records maintained by (i) DTC or its registered nominee (as to DTC Participant-interests) or (ii) institutions having accounts with DTC (including, without limitation, Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear System ("Euroclear") and Cedel Bank, sociJtJ anonyme ("Cedel")).

(k) SPANISH TEXT: The Notes contain a Spanish translation of the English text.

2.       TITLE

(a) TITLE TO BEARER NOTES: Title to Bearer Notes passes by delivery. References herein to "Holders" of Bearer Notes or of Coupons signify the bearers of such Bearer Notes or such Coupons.

(b) TITLE TO REGISTERED NOTES: Title to Registered Notes passes by registration in the register which is kept by the Registrar. References herein to the "Holders" of Registered Notes signify the persons in whose names such Notes are so registered.

(c) OWNERSHIP: The Holder of any Note or Coupon will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it, any writing on it, or its theft or loss) and no person shall be liable for so treating the Holder.

(d) TRANSFER OF REGISTERED NOTES: A Registered Note may, upon the terms and subject to the conditions set forth in the Agency Agreement, be transferred in whole or in part only (provided that such part is, or is an integral multiple of, the minimum denomination specified in the relevant Pricing Supplement) upon the surrender of the Registered Note to be transferred, together with such other documents as may be required, at the specified office of a Transfer Agent. A new Registered Note will be issued to the transferee and, in the case of a transfer of part only of a Registered Note, a new Registered Note in respect of the balance not transferred will be issued to the transferor.

(e) DELIVERY OF NEW REGISTERED NOTES: Each new Registered Note to be issued upon the transfer of Registered Notes will, upon the effective receipt of such other documents required by a Transfer Agent at its specified office, be available for delivery at the specified office of such Transfer Agent. For these purposes, documentation received by a Transfer Agent during the period of 15 Business Days ending on the due date for any payment on the relevant Registered Notes shall be deemed not to be effectively received by such Transfer Agent until the day following the due date for such payment.

(f) CHARGES ON TRANSFER: The issue of new Registered Notes on transfer will be effected without charge by or on behalf of the Issuer, the Registrar or the Transfer Agents, but upon payment by the applicant of (or the giving by the applicant of such indemnity as the Registrar or the Transfer Agents may require in respect of) any tax or other governmental charges which may be imposed in relation thereto.

(g) PRIVATE PLACEMENT LEGEND: The Issuer covenants and agrees that it will not acquire any beneficial interest, and will cause its "affiliates" (as defined in paragraph (a)(1) of Rule 144 under the Securities Act) not to acquire any beneficial interest, in any Registered Note bearing a restrictive legend unless it notifies the New York Transfer Agent of such acquisition. The Registrar, the New York Transfer Agent and all Holders of Notes shall be entitled to rely without further investigation on any such notification (or lack thereof).

(h) RULE 144A(d)(4): For so long as any of the Registered Notes bearing a restrictive legend remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer covenants and agrees that it shall, during any period in which it is not subject to
Section 13 or 15(d) under the United States Securities Exchange Act of 1934 nor exempt from reporting pursuant to Rule 12g3-2(b) under such Act, make available to any Holder of such Notes in connection with any sale thereof and any prospective purchaser of such Notes from such Holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

3.       STATUS

The Notes constitute "Obligaciones Negociables" under Law No. 23,576 of Argentina, as amended by Law No. 23,962 (the "Negotiable Obligations Law"), and are entitled to the benefits set forth therein and are subject to the procedural requirements thereof. In particular, pursuant to Article 29 of the above Law, in the event of a default by the Issuer in the payment of principal, interest and any other amounts due under any Note, the holder of such Note will be entitled to take summary judicial proceedings ("accion ejecutiva") to recover payment of any such amount. Unless otherwise specified in the applicable Pricing Supplement, the Notes and Coupons constitute direct, unconditional and unsecured obligations of the Issuer and shall at all times rank pari passu and without any preference among themselves. The payment obligations of the Issuer under the Notes and Coupons shall, other than in the case of obligations preferred by mandatory provisions of law and subject to Condition 4, at all times rank at least equally with all its other present and future unsecured and unsubordinated obligations.

4.       NEGATIVE PLEDGE AND CERTAIN OTHER COVENANTS

(a)      NEGATIVE PLEDGE:

         (i) So long as any Note remains outstanding, the Issuer will not, and the Issuer will procure that none of its Subsidiaries will, create or permit to subsist any mortgage, charge, pledge, lien or other form of encumbrance or security interest ("Lien") upon the whole or any part of its or, as the case may be, any such Subsidiary's undertaking, assets or revenues present or future to secure (a) any Indebtedness or (b) any guarantee of or indemnity in respect of any Indebtedness unless, at the same time or prior thereto, the Issuer's obligations under the Notes and the Trust Deed (x) are secured equally and rateably therewith or benefit from a guarantee or indemnity in substantially identical terms thereto, as the case may be, in each case to the satisfaction of the Trustee, or (y) have the benefit of such other security, guarantee, indemnity or other arrangement as shall be approved by an Extraordinary Resolution of the Noteholders.

        (ii) The following exceptions apply to the Issuer's obligations set out in paragraph (i) above:

                 (aa)     Liens existing on December 14, 1993;

                 (bb) any Lien created on any fixed asset securing Indebtedness incurred or assumed solely for the purpose of financing all or any part of the cost of acquiring such fixed asset, which Lien attaches to such fixed asset concurrently with or within 90 days after the acquisition thereof;

                 (cc) any Lien created on any asset securing Indebtedness incurred in relation to the construction or development, as the case may be, in whole or in part, of (a) assets used in, processing and/or distribution and/or transportation of gas and (b) gas processing plants and/or gas distribution facilities and/or gas transportation facilities, where in either case such Lien is created over such asset;

                 (dd) any Lien created on any asset securing an extension, renewal or refinancing of Indebtedness secured in accordance with (aa), (bb) or (cc) of this paragraph
                          (ii) provided that (a) the Lien is created over the original asset secured and (b) the principal amount of Indebtedness secured by the Lien prior to such extension, renewal or refinancing is not increased; and

                 (ee) all Liens created on any asset securing Indebtedness, other than Liens described in (aa), (bb), (cc) or
                          (dd) of this paragraph (ii) the aggregate amount of which does not exceed U.S.$10,000,000.

       (iii)     In this Condition:

                 "Indebtedness" means any obligation present or future (actual or contingent) for the payment or repayment of money which has been borrowed or raised, including obligations for the payment of the deferred purchase price of assets and obligations which may arise under a guarantee or indemnity or other similar obligation.

                 "Subsidiary" means (a) any corporation or other entity of which the Issuer either (i) is a shareholder and controls the composition of its Board of Directors, or (ii) holds 50% or more in nominal value or par value of its equity share capital, or (b) any corporation or other entity which is itself a subsidiary of any corporation or other entity which is a Subsidiary of the Issuer.

(b) FINANCIAL COVENANT: At each Interim Balance Sheet Date or Annual Balance Sheet Date, as the case may be, and in accordance with Argentine generally accepted accounting principles, Defined Debt divided by the aggregate of Defined Debt and Common Stockholders' Equity, expressed as a percentage, will not exceed 60% as reflected in the respective Interim Balance Sheet or, as the case may be, Annual Balance Sheet as at such date.

In this Condition:

         "Annual Balance Sheet" of a company means the balance sheet of such company as of the end of the Issuer's fiscal year;

         "Annual Balance Sheet Date" means the date on which the Issuer's fiscal year ends;

         "Annual Period" means the Issuer's fiscal year;

         "Common Stockholder's Equity" means the sum of capital stock, retained earnings and reserves of the Issuer;

         "Defined Debt" means the aggregate of the total indebtedness for or in respect of money borrowed or raised by the Issuer as reflected in the latest unconsolidated Interim Balance Sheet of the Issuer or, as the case may be, unconsolidated Annual Balance Sheet of the Issuer, and the proportion of the total indebtedness for or in respect of money borrowed or raised by any Subsidiary as disclosed in such Subsidiary's consolidated Interim Balance Sheet or, as the case may be, Annual Balance Sheet corresponding on a pro rata basis to the Issuer's ownership in each such Subsidiary but excluding any indebtedness as aforesaid between the Issuer and such Subsidiary.

         For the purpose of this definition "Subsidiary" shall have the meaning set out in Condition 4(a).

         "Interim Balance Sheet" of a company means the balance sheet of such company as of the end of each six monthly period in any Annual Period; and

         "Interim Balance Sheet Date" means the date on which each of the Issuer's six monthly periods in any Annual Period ends.

5.       INTEREST

(a) PRICING SUPPLEMENT: Notes may be interest-bearing or non-interest bearing, as specified in the relevant Pricing Supplement. The Pricing Supplement in relation to each Series of interest-bearing Notes shall specify which one (and one only) of Condition 5(b) or 5(c) shall be applicable, save to the extent that Condition 5(b) or 5(c) are inconsistent with the relevant Pricing Supplement, in which case the relevant Pricing Supplement will prevail.

(b) INTEREST-FIXED RATE: Notes in relation to which this Condition 5(b) is specified in the relevant Pricing Supplement as being applicable shall bear interest from their date of issue at the rate specified in the relevant Pricing Supplement. Such interest will be payable in arrears on such dates as are specified in the relevant Pricing Supplement and on the date of final maturity thereof. Such interest will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each (or such other basis set forth in the Pricing Supplement) and, in the case of an incomplete month, the actual number of days elapsed or on such other basis as may be specified in the relevant Pricing Supplement.

(c) INTEREST-OTHER RATES: Notes in relation to which this Condition 5(c) is specified in the relevant Pricing Supplement as being applicable shall bear interest at the rates per annum or payable in the amounts and in the manner determined in accordance with the relevant Pricing Supplement.

(d) INTEREST-SUPPLEMENTAL PROVISION: The determination by the Trustee, the Principal Paying Agent or such other agent as is specified in the relevant Pricing Supplement of all rates of interest and amounts of interest for the purposes of this Condition 5 shall, in the absence of manifest error, be final and binding on all parties.

6.       REDEMPTION AND PURCHASE

(a) REDEMPTION AT MATURITY: Unless previously redeemed or purchased and cancelled, Notes shall be redeemed at their principal amount (or such other redemption amount as may be specified in the relevant Pricing Supplement) on the date or dates specified in the relevant Pricing Supplement.

(b) EARLY REDEMPTION FOR TAXATION REASONS: If, in relation to any Series of Notes (i) as a result of any change in, or amendment to, the laws or regulations of Argentina or of any political subdivision or authority or agency thereof or any change in the application or official interpretation of any such laws or regulations, which change or amendment becomes effective on or after the date of issue of such Notes or any earlier date specified in the relevant Pricing Supplement on the occasion of the next payment due in respect of such Notes the Issuer would be required to pay Additional Amounts (as defined in Condition 8); and (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it, the Issuer may, at its option and having given no less than 30 nor more than 60 days' notice to the Holders in accordance with Condition 15 (which notice shall be irrevocable) redeem all (but not some only) of the outstanding Notes comprising the relevant Series at their principal amount (or at such other early redemption amount as may be specified in the relevant Pricing Supplement), together with accrued interest (if any) thereon provided, however, that no such notice of redemption may be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to pay such Additional Amounts were a payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (x) an opinion of independent counsel of recognized standing addressed to the Trustee to the effect that the Issuer has or will become obliged to pay the Additional Amounts referred to in (i) above, and (y) a certificate signed by two Directors of the Issuer stating that the obligation referred to in (ii) above cannot be avoided by the Issuer taking reasonable measures available to it and the Trustee shall be entitled to accept such opinion and certificate, respectively, as sufficient evidence of the satisfaction of the respective conditions precedent set out in
(i) and (ii) above in which event such opinion and certificate, respectively, shall be conclusive and binding on the Noteholders and the Couponholders.

(c) OPTIONAL EARLY REDEMPTION (CALL): If this Condition 6(c) is specified in the relevant Pricing Supplement as being applicable, then the Issuer may, upon the expiry of the appropriate notice and subject to such conditions as may be specified in the relevant Pricing Supplement, redeem all (but not, unless and to the extent that the relevant Pricing Supplement specifies otherwise, some only), of the Notes of the relevant Series at their principal amount (or such other redemption amount as may be specified in the relevant Pricing Supplement), together with accrued interest (if any) thereon.

(d) CALL NOTICE: The appropriate notice referred to in Condition 6(c) is a notice given by the Issuer to the Trustee, and the Principal Paying Agent, the New York Transfer Agent (in the case of the Registered Notes) and the Holders of the Notes of the Relevant Series, which notice shall be signed by two Directors of the Issuer and shall specify:

         (i)     the Series of Notes subject to redemption;

        (ii) whether such Series is to be redeemed in whole or in part only and the aggregate principal amount of the Notes of the relevant Series which are to be redeemed; and

       (iii) the due date for such redemption, which shall be not less than 30 days (or such lesser period as may be specified in the relevant Pricing Supplement) after the date on which such notice is validly given.

Any such notice shall be irrevocable, and the delivery thereof shall oblige the Issuer to make the redemption therein specified.

(e) PARTIAL REDEMPTION: If only some of the Notes of a Series are to be redeemed in part only on any date in accordance with Condition 6(c):

         (i) in the case of the Bearer Notes, the Notes to be redeemed shall be drawn by lot in such European city as the Trustee may specify, or identified in such other manner or in such other place as the Trustee may approve and deem appropriate and fair, subject always to compliance with all applicable laws and the requirements of any stock exchange on which the relevant Notes may be listed; and

        (ii) in the case of Registered Notes, the Notes shall be redeemed pro rata to their principal amounts or by lot or by a method the Trustee considers fair and appropriate, subject always as aforesaid.

(f) OPTIONAL EARLY REDEMPTION (PUT): If this Condition 6(f) is specified in the relevant Pricing Supplement as being applicable, then the Issuer shall, upon the exercise of the relevant option by the Holder of any Note of the relevant Series, redeem such Note on the date or the next of the dates specified in the relevant Pricing Supplement at its principal amount (or such other redemption amount as may be specified in the relevant Pricing Supplement), together with accrued interest (if any) thereon. In order to exercise such option the Holder must, not less than 45 days before the date so specified (or such other period as may be specified in the relevant Pricing Supplement), deposit the relevant Note (together, in the case of an interest-bearing Definitive Bearer Note, with any unmatured Coupons appertaining thereto) with, in the case of a Bearer Note, any Paying Agent outside the United States or its possessions or, in the case of a Registered Note, any Transfer Agent together with a duly completed letter of transmittal in the form which is available from the specified office of any of the Paying Agents or, as the case may be, any Transfer Agent.

(g) PURCHASE: The Issuer or any of its Subsidiaries may at any time purchase Notes in the open market or otherwise at any price (provided that, in the case of interest-bearing Definitive Bearer Notes, they are purchased together with all unmatured Coupons relating to them) in accordance with applicable legal and regulatory requirements. Any purchase by tender shall be made available to all Noteholders alike. The Notes so purchased, while held by or on behalf of the Issuer or such Subsidiary or Affiliate (as defined in the Trust Deed), shall not entitle the holder to vote at any meetings of the Noteholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of the Noteholders or for the purposes of Condition 12(a).

(h) CANCELLATION: All Notes bearing a restrictive legend so redeemed or purchased will be cancelled and may not be re-issued or resold unless otherwise specified in the Pricing Supplement.

7.       PAYMENTS

(a) PAYMENTS-GENERAL PROVISIONS: Payments of amounts due (whether in respect of principal, interest or otherwise) in respect of any Note will be made by cheque or transfer in the currency of such Note drawn on a bank in the Relevant Financial Center in accordance with this Condition. Save as otherwise specified herein, this Condition 7(a) is applicable to the Notes whether in bearer or registered form.

(b)      PAYMENTS-BEARER NOTES:

         (i) This Condition 7(b) is applicable in relation to Notes specified in the relevant Pricing Supplement as being in bearer form;

        (ii) Payment of amounts (including accrued interest) due on the redemption of Bearer Notes will be made against presentation and, save in the case of a partial redemption by reason of insufficiency of funds, surrender of the relevant Bearer Notes at the specified office outside the United States or its possessions of any of the Paying Agents, by cheque or by transfer to a designated account located outside the United States or its possessions;

       (iii) Payment of amounts due in respect of interest on Bearer Notes will be made:

                 (aa) in the case of a Temporary Global Note, only in circumstances where an exchange for an interest in a
                          Note in Global or definitive form has been improperly withheld or refused;

                 (bb) in the case of a Permanent Global Note, against presentation and endorsement of the relevant Permanent Global Note at the specified office outside the United States or its possessions of any of the Paying Agents, through Euroclear and Cedel;

                 (cc) in the case of Bearer Notes without Coupons attached thereto at the time of their initial delivery, against presentation and endorsement of the relevant Bearer Notes at the specified office outside the United States or its possessions of any of the Paying Agents, by cheque or by transfer to a designated account located outside the United States or its possessions;

                 (dd) in the case of Bearer Notes with Coupons attached thereto at the time of their initial delivery, against presentation of the relevant Coupons at the specified office outside the United States or its possessions of any of the Paying Agents, by cheque or by transfer to a designated account located outside the United States or its possessions.

        (iv) If the due date for payment of any amount due (whether in respect of principal, interest or otherwise) in respect of any Bearer Notes is not a Business Day, then the Holder thereof will not be entitled to payment thereof until the next following such Business Day and no further payment shall be due in respect of such delay save in the event that there is a subsequent failure to pay in accordance with these Conditions.

         (v) Payments of interest and principal in respect of Bearer Notes may only be made at the specified offices of Paying Agents outside the United States of America, except that payments denominated in U.S. dollars may be made at the specified office of a Paying Agent in New York City if (i) the Issuer shall have appointed Paying Agents with specified offices outside the United States of America with the reasonable expectation that such Paying Agents would be able to make payment at such offices of the full amount of the interest and principal of the Notes in U.S. dollars when due, (ii) payment of the full amount of such interest and principal in U.S. dollars at all specified offices of the Paying Agents outside the United States of America is illegal or effectively precluded by exchange controls or other similar restrictions, and (iii) the relevant payment is permitted by applicable U.S. law.

        (vi) Each Definitive Bearer Note initially delivered with Coupons attached thereto should be surrendered for final redemption together with all unmatured Coupons appertaining thereto, failing which the amount of all missing unmatured Coupons (or, in the case of a partial payment of principal, that proportion of the aggregate amount of the missing unmatured Coupons that the principal paid bears to the principal due) will be deducted from the amount otherwise payable on such final redemption, the amount so deducted being payable against surrender of the relevant Coupon at the specified office of any of the Paying Agents outside the United States and its possessions at any time prior to the third anniversary of the due date of such final redemption.

(c)      PAYMENTS-REGISTERED NOTES:

         (i) This Condition 7(c) is applicable in relation to Notes specified in the relevant Pricing Supplement as being in registered form.

        (ii) Payments of amounts (including accrued interest) due on the final redemption of Registered Notes will be made against presentation and, save in the case of partial redemption by reason of insufficiency of funds, surrender of the relevant Registered Notes at the specified office of a Transfer Agent. If the due date for payment of the final redemption amount of Registered Notes is not a Business Day, the Holder thereof will not be entitled to payment thereof until the next following Business Day and no further payment shall be due in respect of such delay save in the event that there is a subsequent failure to pay in accordance with these Conditions.

       (iii) Payment of amounts (whether principal, interest or otherwise) due (other than in respect of the final redemption amount of Registered Notes) in respect of Registered Notes will be paid to the Holders thereof as appearing in the register kept by the Registrar as at opening of business (New York time) on the fifteenth Business Day before the due date for such payment (the "Record Date").

        (iv) Notwithstanding the provisions of Condition 7(c)(ii) payments of principal, interest or otherwise due other than in respect of a final redemption of Registered Notes will be made by a cheque drawn on a bank in the Relevant Financial Center and posted to the address (as recorded in the register held by the Registrar) of the Holder thereof unless the Holder thereof has applied to any Transfer Agent at least 15 days prior to the relevant payment date and the New York Transfer Agent has acknowledged such application for payment to be made to a designated account.

For the purposes of these Conditions:

         (A) "Business Day" means (unless varied or restated in the relevant Pricing Supplement) a day on which commercial banks and foreign exchange markets settle payments in the relevant currency in London and, in the case of Registered Notes, New York City and (x) which is a day on which commercial banks are open and foreign exchange markets settle payments in the relevant currency in the Relevant Financial Center, and (y) in relation to payments due upon presentation and/or surrender of any Notes or Coupons, in the relevant place of presentation and/or surrender and (z) on which Cedel and Euroclear and, in the case of Registered Notes, DTC are in operation; and

         (B) "Relevant Financial Center" means (x) in relation to Notes denominated in United States dollars, New York City, and (y) in relation to Notes denominated in any other currency, such financial center or centers as may be specified in relation to the relevant currency and for the purposes of the definition of "Business Day" in the 1991 ISDA Definitions (as amended and updated from time to time), as published by the International Swap Dealers Association, Inc.;

and, in all cases, as the same may be modified in the relevant Pricing
Supplement.

(d) PAYMENTS SUBJECT TO FISCAL LAWS: All payments are subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 8. No commissions or expenses shall be charged to the Noteholders or Couponholders in respect of such payments.

(e) PAYING AGENTS: The initial Paying Agents, Issue Agent, Transfer Agents and Registrar and their initial specified offices are listed below. The Issuer reserves the right at any time with the prior approval of the Trustee to vary or terminate the appointment of any Paying Agent, Transfer Agent or the Registrar and appoint additional or other Paying Agents, Transfer Agents or Registrar provided that it will maintain (i) while Bearer Notes remain outstanding, a Principal Paying Agent in a western European city; (ii) a Registrar having a specified office in Buenos Aires so long as the Comision Nacional de Valores (the "CNV") so requires; (iii) while Registered Notes remain outstanding, a Paying Agent having a specified office in New York City;
(iv) a Paying Agent and a Transfer Agent having a specified office in Luxembourg, so long as, in the case of the Paying Agent, Bearer Notes or Registered Notes, or in the case of the Transfer Agent, Registered Notes of such Series are listed on the Luxembourg Stock Exchange and the rules of such exchange so requires; and (v) while Registered Notes remain outstanding, a Transfer Agent having a specified office in New York City. The Paying Agents, the Transfer Agents, the Issue

Agent and the Registrar reserve the right at any time to change their respective specified office to some other specified office in the same city. Notice of any change in the Paying Agents, the Transfer Agents or the Registrar or their specified offices will promptly be given to the Noteholders and the Issuer will notify the CNV.

(f) REPAYMENT TO THE ISSUER: All monies paid by or on behalf of the Issuer to the Principal Paying Agent for the payment of principal of, or interest on, any Note which remains unclaimed at the end of the Prescription Period (as defined in Condition 10) in relation to such monies will be repaid to the Issuer upon the Issuer's written request therefor and the holder of such Note will thereafter look only to the Issuer for payment. Upon such payment all liability of the Principal Paying Agent with respect thereto shall thereupon cease, without, however, limiting in any way the obligation of the Issuer in respect of the amount so repaid.

(g) FOREIGN EXCHANGE RESTRICTIONS: Payments in respect of the Notes shall be made in the currency of such Note as at the time of payment shall be legal tender for the payment of public and private debts in that currency. In the event that on any payment date in respect of the Notes any restrictions or prohibition of access to the Argentine foreign exchange market exists, the Issuer agrees to pay all amounts payable under the Notes in the currency of such Notes either (i) by purchasing with Argentine pesos, any series of "Bonos Externos de la Republica Argentina" (U.S. dollar-denominated Argentine Government Bonds or "Bonex") or any other securities or public or private bonds issued in Argentina, and transferring and selling such instruments outside Argentina in exchange for the currency of such Notes; or (ii) by means of any other legal procedure existing in Argentina, on any due date for payment under the Notes, for the purchase of the currency of such Notes. All costs and taxes payable in connection with the procedures referred to in (i) and (ii) above shall be borne by the Issuer.

8.       TAXATION

All amounts payable (whether in respect of principal, interest or otherwise) in respect of the Notes and the Coupons shall be paid free and clear of, and without withholding or deduction for, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Argentina or any authority or agency therein or thereof having power to tax, unless such withholding or deduction is required by law. In that event the Issuer shall pay such additional amounts ("Additional Amounts") as will result in receipt by the Noteholders and the Couponholders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such Additional Amounts shall be payable in respect of any Note or Coupon:

         (a) to a Holder (or third party on behalf of a Holder) where such Holder is liable to such taxes, duties, assessments or governmental charges in respect of such Note or Coupon by reason of his having some connection with Argentina other than the mere holding of the Note or Coupon; or

         (b) presented for payment more than 30 days after the Relevant Date except to the extent that the Holder of it would have been entitled to such additional amounts on presenting such Note or Coupon for payment on the last day of such period of 30 days.

"Relevant Date" means in relation to any payment, whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received by the Principal Paying Agent or the Trustee on or prior to such due date, the date on which, the full amount having been so received, prompt notice to that effect shall have been given to the Noteholders by the Principal Paying Agent or the Trustee, in each case on behalf of the Issuer. Any reference in these Conditions to principal and/or interest shall be deemed to include any Additional Amounts which may be payable under this Condition or any undertaking given in addition to or, pursuant to Condition 12(d), in substitution for it under the Trust Deed.

In the event that the Issuer pays any Personal Property Tax pursuant to the Argentine Personal Property Tax Law No. 23,966, as amended from time to time (the "Personal Property Tax Law"), and its implementing Decree No. 127/96, as amended from time to time, in respect of any Notes or Coupons, the Issuer has agreed to waive any right it may have under Argentine law to seek reimbursement (by way of any legal means available to the Issuer, including, without limitation, deduction from payments of principal or interest on any Note or Coupon) from the Holder of any Note or Coupon or beneficial owner of any interest therein.

The tax treatment applicable to the Notes under Argentine tax law is that set forth in the Negotiable Obligations Law, in Decree No. 2,284/91, Decree No. 1,076/92, Decree No. 1,684/93, Decree No. 1,802/93 and other applicable Argentine laws and regulations.

9.       EVENTS OF DEFAULT

If any of the following events occurs the Trustee at its discretion may, and if so requested by holders of at least one-fifth in principal amount of the Notes then outstanding or if so directed by an Extraordinary Resolution shall, give notice to the Issuer that the Notes of that Series are, and they shall immediately become, due and payable at their principal amount together with accrued interest:

         (a) Non-payment: the Issuer fails to pay any interest on or principal of any of the Notes when due; or

         (b) Breach of other obligations: the Issuer does not perform or comply with any one or more of its other obligations in the Notes or the Trust Deed which default is incapable of remedy or, if in the opinion of the Trustee capable of remedy, is not in the opinion of the Trustee remedied within 30 days after notice of such default shall have been given to the Issuer by the Trustee; or

         (c) Cross default: (i) any other present or future indebtedness of the Issuer or any of its Subsidiaries for or in respect of moneys borrowed or raised becomes (or becomes capable of being declared) due and payable prior to its stated maturity otherwise than at the option of the Issuer; or (ii) any such indebtedness is not paid when due or, as the case may be, within any applicable grace period; or (iii) the Issuer or any of its Subsidiaries fails to pay when due any amount payable by it under any present or future guarantee for, or indemnity in respect of, any monies borrowed or raised; provided that the aggregate amount of the relevant indebtedness, guarantees and indemnities in respect of which one or more of the events mentioned above in this paragraph (c) have occurred equals or exceeds U.S.$8,000,000 or its equivalent (as reasonably determined by the Trustee); or

         (d) Enforcement proceedings: a distress, attachment, execution, seizure before judgment or other legal process is levied, enforced or sued out on or against any part of the property, assets or revenues of the Issuer or any of its Subsidiaries and (i) such distress, attachment, execution, seizure before judgment or other legal process is not discharged or stayed within 60 days of having been notified to the Issuer or any of its Subsidiaries, as the case may be; or (ii) if such distress, attachment, execution, seizure before judgment or other legal process shall not have been discharged within such 60-day period, the Issuer or any of its Subsidiaries, as the case may be, shall have within such 30-day period contested in good faith by appropriate proceedings upon stay of execution of the enforcement thereof or upon posting a bond in connection therewith; provided, however, that in no event shall the grace period provided by subclause (ii) of this paragraph (d) extend beyond the 360th day after the notification to the Issuer or any of its Subsidiaries, as the case may be, of such proceedings; or

         (e) Security enforced: any mortgage, charge, pledge, lien or other encumbrance, present or future, created or assumed by the Issuer or any of its Subsidiaries becomes enforceable and any step is taken to enforce it (including the taking of possession or the appointment of a receiver, administrative receiver, manager or other similar Person); or

         (f) Insolvency: the Issuer or any of its Subsidiaries is (or is, or could be, deemed by law or a court to be) insolvent or bankrupt or unable to pay its debts, stops, suspends or threatens to stop or suspend payment of all or a material part of (or of a particular type of) its debts, proposes or makes any agreement for the deferral, rescheduling or other readjustment of all of (or all of a particular type of) its debts (or of any part which it will or might otherwise be unable to pay when due), proposes or makes a general assignment or an arrangement or composition with or for the benefit of the relevant creditors in respect of any such debts or a moratorium is agreed or declared in respect of or affecting all or any part of (or of a particular type of) the debts of the Issuer or any of its Subsidiaries; or

         (g) Winding up: an order is made or an effective resolution passed for the winding up or dissolution or administration of the Issuer or any of its Subsidiaries, or the Issuer ceases or threatens to cease to carry on all or a material part of its business or operations, except for the purpose of and followed by a reconstruction, amalgamation, reorganization, merger, demerger or consolidation (i) on terms approved by the Trustee or by an Extraordinary Resolution of the Noteholders; or (ii) in the case of a Subsidiary, whereby the undertaking and the assets of the Subsidiary are transferred to or otherwise vested in the Issuer or another of its Subsidiaries; or

         (h) Authorizations and consents: any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorization, exemption, filing, license, order, recording or registration) at any time required to be taken, fulfilled or done in order (i) to enable the Issuer lawfully to enter into, exercise its rights and perform and comply with its obligations under, the Notes and the Trust Deed; (ii) to ensure that those obligations are legally binding and enforceable; and (iii) to make the Notes and the Trust Deed admissible in evidence in the courts of Argentina, is not taken, fulfilled or done; or

         (i) Illegality: it is or will become unlawful for the Issuer to perform or comply with any one or more of its obligations under any of the Notes or the Trust Deed; or

         (j) Revocation of pipeline license: the Issuer's license to operate the southern pipeline network is suspended or revoked; or

         (k) Analogous events: any event occurs which under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of the foregoing paragraphs;

provided that in the case of paragraphs (b), (d), (e), (h) and (k) and, in the case of Subsidiaries only, paragraphs (f) and (g), the Trustee shall have certified that in its opinion such event is materially prejudicial to the interests of the Noteholders.

10.      PRESCRIPTION

Claims in respect of principal and interest in respect of Notes will become prescribed unless made as required by Condition 6 within a period (the "Prescription Period") of three years from the appropriate Relevant Date.

11.      REPLACEMENT OF NOTES AND COUPONS

If any Note or Coupon is lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Issue Agent (in the case of Bearer Notes and Coupons) or of the New York Transfer Agent (in the case of Registered Notes), subject to all applicable laws and stock exchange requirements, including the laws and regulations of Argentina, upon payment by the claimant of the expenses incurred in connection with such replacement and on such terms as to evidence, security, indemnity and otherwise as the Issuer and the Issue Agent or, as the case may be, the New York Transfer Agent may require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued. The Comision Nacional de Valores shall be notified by the Issuer of any replacements made under this Condition.

12.      MEETINGS OF NOTEHOLDERS, MODIFICATION, WAIVER AND SUBSTITUTION

(a) MEETINGS OF NOTEHOLDERS: The Trust Deed contains provisions for convening meetings of Noteholders of any Series in London and Buenos Aires to consider matters affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any of these Conditions or any provisions of the Trust Deed. Such a meeting may be convened by Noteholders holding not less than 5% in principal amount of the Notes of such Series for the time being outstanding. The quorum for any meeting convened in London or Buenos Aires to consider an Extraordinary Resolution will be, in the case of any meeting in London, two or more persons or, in the case of any meeting in Buenos Aires, one or more persons holding or representing not less than 60% of the Notes of such Series for the time being outstanding, or at any adjourned meeting, in the case of any meeting in London, two or more persons or, in the case of any meeting in Buenos Aires, one or more persons holding or representing not less than 30% of the Notes of such Series for the time being outstanding. Any proposals to be considered at any meeting convened in London or Buenos Aires which, inter alia, (i) postpone the maturity of the Notes of any Series or the dates on which interest is payable in respect of the Notes of any Series; (ii) reduce or cancel the principal amount of, or interest on, the Notes of any Series; or (iii) change the currency of payment of the Notes or the Coupons of any Series, must be passed by means of an Extraordinary Resolution of Noteholders of such Series. Any proposals to be considered at any meeting convened in London or Buenos Aires to (i) substitute the Issuer (or any previous substitute) as the principal debtor under the Trust Deed and the Notes, or (ii) modify the provisions concerning the quorum required at any meeting of Noteholders or the majority required to pass an Extraordinary Resolution, must be passed by means of an Extraordinary Resolution of Noteholders of all outstanding Notes. Any resolution duly passed at a meeting convened in London shall be binding on all Noteholders of the relevant Series (whether or not they were present or represented at the meeting at which such resolution was passed) and on all Couponholders, only upon ratification by a meeting of Noteholders of the relevant Series held in Buenos Aires in accordance with the provisions of the Negotiable Obligations Law which provides, inter alia, that any resolution to ratify any of the proposals mentioned above requires unanimous approval of those Noteholders, present or represented and voting. The Trust Deed contains provisions for Noteholders present or represented at meetings in London to appoint proxies at meetings of Noteholders in Buenos Aires. Any resolution duly passed at a meeting convened in Buenos Aires in accordance with the provisions of the Negotiable Obligations Law shall be binding on all Noteholders of the relevant Series (whether or not they were present or represented at such meeting, held in accordance with
Article 14 of the Negotiable Obligations Law, at which such resolution was passed) and on all Couponholders.

(b) MODIFICATION AND WAIVER: The Trustee may agree, without the consent of the Noteholders or Couponholders, to (i) any modification of any of the provisions of the Trust Deed which is of a formal, minor or technical nature or is made to correct a manifest error; and (ii) any other modification (except as mentioned in the Trust Deed), and any waiver or authorization of any breach or proposed breach, of any of the provisions of the Trust Deed which is in the opinion of the Trustee not materially prejudicial to the interests of the Noteholders. Any such modification, authorization or waiver shall be binding on the Noteholders and the Couponholders and, if the Trustee so requires, such modification shall be notified to the Noteholders as soon as practicable.

(c) SUBSTITUTION: The Trust Deed contains provisions permitting the Trustee to agree, subject to such amendment of the Trust Deed and such other conditions as the Trustee may require, and upon obtaining the approval of the Noteholders by way of an Extraordinary Resolution, to the substitution of any other company in place of the Issuer, or of any previous substituted company, as principal debtor under the Trust Deed and the Notes. The CNV shall be notified by the Issuer of any substitution made under this Condition 12(c).

(d) ENTITLEMENT OF THE TRUSTEE: Without prejudice to Condition 8, in connection with the exercise of its functions (including but not limited to those referred to in this Condition) the Trustee shall have regard to the interests of the Noteholders as a class and shall not have regard to the consequences of such exercise for individual Noteholders or Couponholders and the Trustee shall not be entitled to require, nor shall any Noteholder or Couponholder be entitled to claim, from the Issuer any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders or Couponholders.

13.      ENFORCEMENT

At any time after the Notes become due and payable, the Trustee may, at its discretion and without further notice, institute such proceedings against the Issuer as it may think fit to enforce the terms of the Trust Deed, the Notes and the Coupons, but it need not take any such proceedings unless (i) it shall have been so directed by an Extraordinary Resolution or so requested in writing by Noteholders holding at least one-fifth in principal amount of the Notes outstanding; and (ii) it shall have been indemnified to its satisfaction. Notwithstanding the above, any Noteholder or Couponholder may institute proceedings directly against the Issuer in accordance with the provisions of the Negotiable Obligations Law; but the Trust Deed contains provisions excluding in those circumstances the Notes or Coupons of such Noteholder or Couponholder from the benefits of the trusts contained in the Trust Deed. No Note or Coupon which has been the subject of proceedings under the Negotiable Obligations Law may be presented to a Paying Agent for payment or to the Paying or Transfer Agents for replacement but the Issuer has in the Trust Deed covenanted to make separate arrangements for payment directly to the holder of each such Note or Coupon. If any Noteholder or Couponholder, having instituted proceedings directly against the Issuer in accordance with the provisions of the Negotiable Obligations Law, subsequently disposes of the Note or Coupon forming the subject matter of such proceedings, the cessation of the rights under the trusts created by the Trust Deed occurring upon the institution of such proceedings, shall enure in relation to the purchaser of such Note or Coupon. Upon notification by the Issuer, the Trustee shall give notice to the Paying and Transfer Agents of the certificate numbers of those Notes or Coupons forming the subject matter of such proceedings and the Paying Agents, in respect of Bearer Notes, and the Transfer Agents, in respect of Registered Notes, shall make such certificate numbers available to any Noteholder or potential Noteholder upon its request.

14.      INDEMNIFICATION OF THE TRUSTEE

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility. The Trustee and its parent, subsidiaries and affiliates are entitled to enter into business transactions with the Issuer and any entity related to the Issuer without accounting for any profit.

15.      NOTICES

(a) TO HOLDERS OF BEARER NOTES: Notices to Holders of Bearer Notes will, save where another means of effective communication has been specified in the relevant Pricing Supplement, be valid if published (a) in a leading newspaper having general circulation in Buenos Aires (which is expected to be La Nacion) and otherwise in accordance with the provisions of the Negotiable Obligations Law, (b) in a leading newspaper having general circulation in London (which is expected to be the Financial Times), and (c) (so long as the Notes are listed on the Luxembourg Stock Exchange and the rules of such exchange so requires) in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if in the opinion of the Trustee such publication shall not be practicable, in an English language newspaper of general circulation in Europe approved by the Trustee or, in the case of a Temporary Global Note or Permanent Global Note, if delivered to Euroclear and Cedel for communication by them to the persons shown in their respective records as having interests therein provided that, in the case of Notes listed on the Luxembourg Stock Exchange, the requirements of that Stock Exchange shall have been complied with. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication is made or, as the case may be, on the fourth Business Day after the date of such delivery. Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Holders of Bearer Notes in accordance with this Condition.

(b) TO HOLDERS OF REGISTERED NOTES: Notices to Holders of Registered Notes will be deemed to be validly given if (i) sent by first class mail to them (or, in the case of joint Holders, to the first-named in the Register kept by the Registrar) at their respective addresses as recorded in the register kept by the Registrar, and will be deemed to have been validly given on the fourth Business Day after the date of such mailing; (ii) published as may be required by applicable law or, to the extent there are Argentine Holders of Registered Notes (a) in the Official Gazette of Argentina and (b) in a leading newspaper having general circulation in Buenos Aires (which is expected to be La Nacion); and (iii) in the case of Registered Notes listed on the Luxembourg Stock Exchange, the requirements of such exchange shall have been complied with.

16.      GOVERNING LAW

(a) GOVERNING LAW: Argentine Negotiable Obligations Law No. 23,576, as amended by Law No. 23,962, governs the requirements for the Notes to qualify as Obligaciones Negociables thereunder while such law, together with the Argentine Business Companies Law No. 19,550, as amended, and other applicable Argentine law and regulations, govern the capacity and corporate authorizations of the Issuer to execute and deliver the Notes and the authorization of the public offering of the Notes by the CNV. Notwithstanding the foregoing, the Trust Deed, the Notes and the Coupons are governed by and shall be construed in accordance with English law.

(b) JURISDICTION: In relation to any legal action or proceedings arising out of or in connection with the Notes and the Coupons ("Proceedings"), the Issuer has in the Trust Deed irrevocably submitted to the jurisdiction of the courts of England.

(c) AGENT FOR SERVICE OF PROCESS: The Issuer has in the Trust Deed appointed an agent in England to receive service of process in any Proceedings in England based on any of the Notes or the Coupons.

EXECUTED as a deed by                      )
TRANSPORTADORA DE GAS DEL SUR S.A.         )
acting by

  JOSE J.C. CONFORTI                       )
  ALEJANDRO BASSO                          )




THE COMMON SEAL of                         )
CITICORP TRUSTEE COMPANY LIMITED           )
was affixed                                )
in the presence of:                        )



HUW REES                             Signature of director
----------------------------

                                     Name of director
----------------------------




LEIGH COBB                           Signature of authorized signatory
----------------------------


                                     Name of authorized signatory
----------------------------